Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Enable Midstream Partners, LP (the Partnership) on Form 10-Q for the period ended March 31, 2014, as filed with the Securities and Exchange Commission (the Report), each of the undersigned does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: May 15, 2014

/s/ Lynn L. Bourdon, III
Lynn L. Bourdon, III
President and Chief Executive Officer, Enable GP, LLC, the General Partner of Enable Midstream Partners, LP
(Principal Executive Officer)